THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

    THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of July 23, 2026, by and between ELME BETHESDA OWNER LLC, a Delaware limited liability company (“Seller”), and TILDEN BETHESDA HILL APARTMENTS, LLC, a Delaware limited liability company (“Purchaser”).
WHEREAS, Seller and CAPREIT Acquisition Corporation, a Maryland corporation (“CAC”) entered into that certain Purchase and Sale Agreement dated as of May 27, 2026, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of June 3, 2026, as amended by that certain Second Amendment to Purchase and Sale Agreement dated as of June 4, 2026 (collectively, the “Agreement”), with respect to the purchase and sale of the property located at 5114 Dudley Lane, Bethesda, Maryland 20814 (the “Property”). Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings set forth in the Agreement;
WHEREAS, prior to the date of this Amendment, CAC assigned all of its right, title and interest, as contract purchaser, in and to the Agreement to Purchaser; and
WHEREAS, Seller and Purchaser now wish to further amend the Agreement as set forth herein.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration (including, without limitation, the mutual covenants contained herein and in the Agreement), the receipt and sufficiency of which are hereby acknowledged, the Agreement is hereby amended as follows:
1. Recitals. The recitals set forth above are incorporated in this Section 1 and shall be deemed terms and provisions of this Amendment.
2. Closing Date. The first sentence of Section 5.1 of the Agreement shall be deleted in its entirety and replaced with the following:
“Subject to Section 11.26, the consummation of the transaction contemplated hereby (“Closing”) shall occur no later than 2:00 p.m. (Eastern time) on August 11, 2026 (such date, as may be postponed or adjourned as expressly permitted by this Agreement, the “Closing Date”), provided that all conditions to Closing have been fully satisfied or waived in writing.”
3. Miscellaneous.
(a)    Binding Effect. All provisions of the Agreement, as amended hereby, shall remain in full force and effect and unchanged, except as provided herein. If any provision of this Amendment conflicts with the Agreement, the provisions of this Amendment shall control. This Amendment is binding upon and shall inure to the benefit of Purchaser and Seller, and their respective successors and assigns.
(b)    References. All references to the Agreement in any document, instrument, agreement, or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.
(c)    Execution. This Amendment may be executed in multiple counterparts, each of which, when assembled to include a signature by each party, shall constitute one (1) complete and fully executed

Amendment. Counterparts to this Amendment may be executed and delivered by e-mail transmission, and/or executed using “DocuSign”, “esign” or a similar electronic program.
(d)    Headings. The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.
[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                SELLER:

ELME BETHESDA OWNER LLC,
a Delaware limited liability company

By:    Elme Bethesda Holdings LLC,
        a Delaware limited liability company

                        By:    Elme Limited Partnership,
                            a Delaware limited partnership

                            By:    Elme Communities,
a Maryland real estate investment trust, its General Partner

                                By:    /s/ Paul McDermott
                                Name: Paul McDermott
                                Title:    Authorized Officer

PURCHASER:

                        TILDEN BETHESDA HILL APARTMENTS, LLC,
a Delaware limited liability company

                By:    /s/ Jennifer K. Cassell
                    Name:    Jennifer K. Cassell
                Title: President